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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934.
        DATE OF REPORT (DATE OF EARLIEST EVENT REPORT) MARCH 29, 1996
                           LILLIAN VERNON CORPORATION
                           --------------------------

            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Delaware                 1-9637             13-2529859
- ----------------------------  ----------------  -----------------------
  (STATE OF INCORPORATION)       (COMMISSION        (I.R.S. EMPLOYER
                                 FILE NUMBER)      IDENTIFICATION NO.)

    543 MAIN STREET, NEW ROCHELLE, NEW YORK               10801
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   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)

      REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE: (914) 576-6400





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ITEM 5. OTHER EVENTS

   The Registrant has hired Howard Goldberg to serve as its President and Chief Operating Officer. Mr. Goldberg has been elected to the Company's Board of Directors. Mr. Goldberg joined Federated Merchandising, a division of Federated Department Stores, Inc. in 1994, as Vice President, Catalog
Research and Planning, after eight months as a divisional vice president of Abraham and Straus, another Federated division. In September 1995, he was promoted to Senior Vice President, Macy's Catalog. From 1991 until he joined Federated, Mr. Goldberg was Vice President, Marketing for Phillips--Van Heusen Corporation, where he had direct responsibility for all marketing efforts for a national chain of 250 women's and men's apparel factory outlet stores. Mr. Goldberg has over 30 years of management and merchandising experience in the catalog and retailing industries, holding merchandising and marketing positions with major retail and catalog companies including Hanover Direct, Fingerhut Corporation, and Hecht Company, a division of May Department Stores.

   Mr. Goldberg's employment contract, which has an initial term of three years from March 29, 1996, provides for an annual base salary of $350,000.
The contract provides that Mr. Goldberg's compensation package will be reviewed by the Board of Directors on or before the eighteen month anniversary date of the contract. Mr. Goldberg was paid a bonus of $50,000 upon his execution of the contract. The Board of Directors may, consistent with the Company's Executive bonus policy, award Mr. Goldberg annual bonuses of up to fifty (50%) percent of his annual base salary, provided that for the fiscal year ended February 22, 1997, Mr. Goldberg's bonus shall not be less than $75,000. Additionally, the Company granted 10,000 shares of restricted stock to Mr. Goldberg (vesting over a two-year period--one half ( 1/2 ) on the first anniversary date of his employment, with the remaining one half ( 1/2 ) vesting on the second anniversary date of his employment with the Company) and options to purchase 75,000 shares of Company common stock at an exercise price equal to the closing price of the stock on the American Stock Exchange on the day of his commencement of employment by the Company, pursuant to the Company's 1987 Performance Unit, Restricted Stock, Non-Qualified Option and Incentive Stock Option Plan. Said options vest over a three year period; one third ( 1/3 ) on each of the first three (3) annual anniversary dates of his commencement date with the Company.




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                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, herewith duly authorized.

                                            LILLIAN VERNON CORPORATION

DATE:  April 15, 1996           BY: /s/ Susan Cortazzo
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                                        SUSAN CORTAZZO
                                        VICE PRESIDENT, CONTROLLER,
                                        CORPORATE SECRETARY